UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 31, 2011

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07     Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Affiliated Managers Group, Inc. (“AMG”) was held in Prides Crossing, Massachusetts on May 31, 2011.  At that meeting, the stockholders considered and acted upon the following proposals:

1.  The Election of Directors.  By the vote reflected below, the stockholders elected the following individuals to serve as directors until the 2012 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Samuel T. Byrne	45,529,042	1,609,695	2,188,543
Dwight D. Churchill	46,480,869	657,868	2,188,543
Sean M. Healey	46,137,099	1,001,638	2,188,543
Harold J. Meyerman	45,101,512	2,037,225	2,188,543
William J. Nutt	27,139,011	19,999,726	2,188,543
Rita M. Rodriguez	46,121,259	1,017,478	2,188,543
Patrick T. Ryan	45,470,235	1,668,502	2,188,543
Jide J. Zeitlin	45,391,768	1,746,969	2,188,543

2.  The Approval of the 2011 Stock Option and Incentive Plan.  By the vote reflected below, the stockholders voted to approve the 2011 Stock Option and Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,475,686	5,861,017	802,034	2,188,543

3.  Non-Binding Advisory Vote on Executive Compensation.  By the vote reflected below, the stockholders voted to approve the compensation paid to the named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,558,588	20,747,995	832,154	2,188,543

4.  Non-Binding Advisory Vote on Frequency of Executive Compensation Advisory Votes.  By the vote reflected below, the stockholders recommended that an advisory vote to approve the compensation of AMG’s named executive officers occur every year:

1 year	2 years	3 years	Abstentions	Broker Non-Votes
41,931,840	56,516	4,343,295	807,086	2,188,543

Based on the results of this vote, AMG will implement an annual advisory vote on executive compensation until the next vote on frequency.

5.  The Ratification of the Selection of PricewaterhouseCoopers LLP as AMG’s Independent Registered Public Accounting Firm for the Current Fiscal Year.  By the vote reflected below, the stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as AMG’s independent registered public accounting firm for the current fiscal year:

Votes For	Votes Against	Abstentions
47,649,532	1,673,466	4,282

There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: June 3, 2011
	By:	/s/ John Kingston, III
		Name:	John Kingston, III
		Title:	Vice Chairman, General
Counsel and Secretary